UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 31, 2003


                        WESTCOAST HOSPITALITY CORPORATION
                Exact Name of Registrant as Specified in Charter)

       Washington                      001-13957                91-1032187
       -----------                     ---------                ----------
(State or other jurisdiction    (Commission file number)     (I.R.S. Employer
     of incorporation)                                       Identification No.)

                       201 W. North River Drive
                       Suite 100
                       Spokane, Washington              99201
                       -------------------              -----
                       Address of Principal             Zip Code)
                       Executive Offices)

                                 (509) 459-6100
              (Registrant's telephone number, including area code)

ITEM 7. Financial Statements and Exhibits

(c) Exhibits.


The following exhibit is furnished pursuant to Item 12 hereof:


Exhibit No.    Exhibit
-------------  -----------------------------------------------------------------
  99.1         Press release dated July 31, 2003 reporting second quarter 2003 financial results


ITEM 12. Results of Operations and Financial Condition

     On July 31, 2003, the registrant issued a press release setting forth its second quarter 2003 financial results. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

     The press release disclosed that the registrant's net cash provided by operating activities for the three months ended June 30, 2003 and 2002 was $2,858,000 and $4,587,000, respectively. EBITDA (income before income taxes, interest expense and income, depreciation and amortization, other income (expense), gain (loss) on asset disposal, minority interest and equity income
(loss) in investments) for the same periods was $9,275,000 and $10,993,000, respectively. The press release also disclosed that the registrant's net cash provided by operating activities for the six months ended June 30, 2003 and 2002 was $4,433,000 and $10,368,000, respectively. EBITDA for the same periods was $11,828,000 and $15,213,000, respectively. A reconciliation of EBITDA to net cash provided by operating activities for these periods was attached to the press release.

        The information furnished in this report on Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

     By filing this report on Form 8-K, WestCoast Hospitality Corporation makes no admission as to the materiality of any information in this report. WestCoast Hospitality Corporation reserves the right to discontinue the availability of the information in the attached exhibit from its website at any time.





                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        WESTCOAST HOSPITALITY CORPORATION
                                  (Registrant)

                                                           /s/ Peter P. Hausback
                                                                 Vice President,
Date: July 31, 2003                                      Chief Financial Officer
      -------------                                      -----------------------

                                   (Signature)


EXHIBIT INDEX

Exhibit No.    Exhibit
------------   -----------------------------------------------------------------

99.1 Press release dated July 31, 2003 reporting second quarter 2003 financial results

Exhibit 99.1